Contingencies and Commitments	12 Months Ended
Dec. 31, 2023
Contingencies and Commitments
Contingencies and Commitments

20.Contingencies and Commitments

The company and its subsidiaries, in the ordinary course of their business, are or may be anticipated to be defendants, or named as third parties, in damage suits. The uninsured exposure to the company is not considered to be material to the company’s financial position, financial performance or cash flows.

Odyssey Group, Brit and Allied World (“the Lloyd’s participants”) underwrite in the Lloyd’s of London insurance market through their participation in certain Lloyd’s syndicates. The Lloyd’s participants have pledged cash and cash equivalents of $88.3 and securities with a fair value of $1,865.7 at December 31, 2023 as capital to support those underwriting activities. Pledged securities primarily consist of short term investments, bonds and equity investments presented within portfolio investments on the consolidated balance sheet. The Lloyd’s participants have the ability to substitute other securities for these pledged securities, subject to certain admissibility criteria. The Lloyd’s participants’ liability in respect of assets pledged as capital is limited to the aggregate amount of the pledged assets and their obligation to support these liabilities will continue until such liabilities are settled or are reinsured by a third party approved by

Lloyd’s. The company believes that the syndicates for which the Lloyd’s participants are capital providers maintain sufficient liquidity and financial resources to support their ultimate liabilities and does not anticipate that the pledged assets will be utilized.

At December 31, 2023 the company’s maximum capital commitments for potential investments was $1,792.6 for common stocks, limited partnerships, associates and joint ventures, and $1,550.1 for first mortgage loans.